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                                                                 EXHIBIT (10)(w)

                   DELPHI SALARY AND HOURLY STOCK OPTION PLAN

          1. The purposes of the Delphi Classified Salary and Hourly Stock Option Plan (this "Plan") is to recognize the importance and contribution of Delphi Corporation ("Delphi," or the "Corporation") employees in the creation of stockholder value, to further align compensation with business success and to provide employees with the opportunity for long term capital accumulation through the granting of options to acquire shares of common stock ("Delphi Stock") of Delphi Corporation. Subject to such additional limitations or restrictions provided below, the term "employees" means persons (a) who are employed by the Corporation or any "subsidiary" (as such term is defined below), or (b) who accept (or previously have accepted) employment, at the request of the Corporation, with any entity not described in (a) above but in which the Corporation has, directly or indirectly, a substantial ownership interest. For purposes of this Plan, the term "subsidiary" means (i) a corporation of which capital stock having ordinary voting power to elect a majority of the board of directors of such corporation is owned, directly or indirectly, by the Corporation or (ii) any unincorporated entity in respect of which the Corporation can exercise, directly or indirectly, comparable control. The rights reserved herein shall, among other things, permit the Delphi Strategy Board (the "DSB"), as from time to time constituted pursuant to the By-Laws of the Corporation, to determine when, and to what extent, individuals otherwise eligible for consideration will become or cease to be, as the case may be, employees for purposes of this Plan and to determine when, and under what circumstances, any individual will be considered to have terminated employment for purposes of this Plan. To the extent determined by the DSB, the term "employees" will be deemed to include former employees and any beneficiaries thereof.
          2. Subject to the provisions of paragraph 9, the aggregate number of shares of stock with respect to which options may be granted under this Plan will not exceed 50,000,000 shares of Delphi Stock. Subject to the provisions of paragraph 9, no individual may be granted options in any calendar year covering more than the target amount of shares granted to any Band A executives under the Delphi Stock Incentive Plan for that year. If all or any portion of an option granted under this Plan expires or terminates for any reason without having been exercised in full, the corresponding unpurchased or undelivered shares will (unless this Plan has been terminated) again become available for grant under the terms of this Plan.
          3. The DSB may establish for any calendar year a maximum number of shares, consistent with the provisions of paragraph 2, to be awarded as stock options for such year, and may grant options, within the maximum number of shares established, to employees selected by it.
          4. Except as provided in paragraph 8, the purchase price of the shares of stock under each option will be not less than 100% of the fair market value (but in no event less than the par value) of such stock at the time the option is granted, such fair market value to be determined based on the average of the highest and lowest stock prices as reported for Delphi Stock in The Wall Street Journal for the date of grant. All stock options will be non-qualified options.
          5. Options granted under this Plan are subject to the following provisions:
          5(a). Except as otherwise determined by the DSB, no option will become exercisable prior to the first anniversary date of the date of option grant (or such later date as may be established by the DSB) and after such date will be exercisable only in accordance with the terms and conditions established at the time of grant. As a condition to the exercise of any option, an employee may, among other things, be required to enter into such agreements as are considered by the DSB to be appropriate and in the best interests of the Corporation.
          5(b). The expiration date of the option will be determined at the time of grant, provided that each such option will expire not more than ten years and two days after the date the option was granted.
          5(c). (i) If an employee is dismissed for cause or quits employment at any time, without the prior written consent of the Corporation or, except as otherwise determined by the DSB, the option will terminate on the date of termination of employment. (ii) Prior to January 1, 2000, if an employee's employment terminates for any other reason, except as otherwise determined by the DSB, prior to the first anniversary of the date an option is granted, the option will terminate on the date of termination of employment. (iii) If an employee's employment is terminated by reason of death, and for grants prior to January 1, 2000 at any time after the first anniversary of the date of grant of an option, the option will, except as otherwise determined by the DSB, terminate on the third



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anniversary of the date of death or, if earlier, the expiration date of such option. (iv) If an employee's employment terminates, and for grants prior to January 1, 2000 at any time on or after the first anniversary of the date of grant of an option for any reason other than as set forth above in this paragraph 5(c), the option will, except as otherwise determined by the DSB, terminate not later than the fifth anniversary of the date of termination of employment or, if earlier, the expiration date of the option; provided that (A) if the employee dies within such period, the option will terminate on the third anniversary of the date of death or, if earlier, the expiration date of the option; (B) the DSB may, at any time prior to any termination of employment under the circumstances covered by this clause (v), determine that the option will terminate on the date of notice of termination of employment, or such later date as may be determined by DSB; and (C) the exercise of any option after termination of employment will be subject to satisfaction of the conditions precedent that the employee refrain from engaging in any activity which, in the opinion of the DSB, is competitive with any activity of the Corporation or any subsidiary (except that employment at the request of the Corporation with an entity in which the Corporation has, directly or indirectly, a substantial ownership interest, or other employment specifically approved by the Corporation, will not be considered to be an activity which is competitive with any activity of the Corporation or any subsidiary), and from otherwise acting, either prior to or after termination of employment, in any manner inimical or in any way contrary to the best interests of the Corporation, and that the employee furnish to the Corporation such information with respect to the satisfaction of the foregoing condition precedent as the DSB may reasonably request.
          5(d). For purposes of this Plan, a qualifying leave of absence will not constitute a termination of employment, except that an option will not be exercisable during a leave of absence granted an employee for government service.
          5(e). All shares purchased upon exercise of any option will be paid for in full at the time of purchase. Such payment will be made in cash. Upon exercise, an option will be valued at the available market price during regular market hours following the Corporation's or its delegate's receipt and processing of forms authorizing the exercise. If payment of brokerage fees and federal, state, and/or local withholding taxes is required in connection with the exercise of an option, the optionee will, at the time of exercise, pay such taxes in cash or stock (by returning to the program administrator shares obtained form the option exercise). To the extent authorized by the DSB, any exercise of an option granted under this Plan may be made in accordance with any cashless exercise program approved by the DSB. The program administrator in each country will be the sole broker to perform option exercise under this Plan, unless otherwise determined by the DSB or by its designate. Each exercise of an option under this Plan will be for a minimum of 25 shares or the number of shares remaining in an option grant, whichever is less, unless otherwise determined by the DSB or by its designate.
          5(f). No holder of any option will have any rights to dividends or other rights of a stockholder with respect to shares subject to the option prior to purchase of such shares upon exercise of the option.
          5(g). Unless otherwise determined by the DSB, with the exception of transfer by will or the laws of descent and distribution, or as otherwise provided in paragraph 6, no option will be assignable or transferable, and an option will be exercisable during the life of an employee only by such employee.
          5(h). The DSB may delegate any and all matters of this Plan, which do not change the intent of the Plan or any matters that must be approved solely by the Board of Directors, to the Vice President of Human Resources.
          6. In the event of death, the executor or administrator of the employee's estate, or such other person(s) as determined by a court of competent jurisdiction, may exercise, in accordance with and subject to the provisions of this Plan, any unterminated or unexpired option(s), provided the executor, administrator, or other person supplies documentation satisfactory to the Corporation to so act. Upon making such distribution, the Corporation is relieved of any further liability regarding the options issued to the deceased employee.
          7. The shares to be delivered upon exercise of an option will be made available, at the discretion of the DSB, either from authorized but previously unissued shares or from shares reacquired by the Corporation, including shares purchased in the open market. If shares are purchased in the open market for delivery upon the exercise of an option, they shall be held in a treasury account specifically designated for such awards.



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          8. For employees transferring from General Motors on or after January
1, 1999, or if the Corporation acquires an entity which has issued and outstanding stock options or other rights, the Corporation may substitute an appropriate number of stock options under this Plan for options or rights of such entity, including options to acquire stock at less than 100% of the fair market price of the stock at the time of grant, as determined by the DSB in its sole discretion.
          9. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in Corporate structure affecting Delphi Stock the DSB may, but will not be required to, make such adjustments in the aggregate number of shares which may be delivered under this Plan, the number and option price of shares subject to outstanding options under this Plan (provided the number of shares subject to any award will always be a whole number), as may be determined to be appropriate by the DSB.
          10. To the extent determined by the DSB, any subsidiary may, without regard to the limitations under this Plan, have a separate incentive plan or program. The DSB will have exclusive jurisdiction and sole discretion to approve or disapprove any such plan or program and, from time to time, to amend, modify, or suspend any such plan or program. Individuals eligible for grants under any such plan or program will not be considered employees eligible for grants under this Plan, unless otherwise determined by the DSB. No provision of any such plan or program will be included in or considered a part of this Plan, and any awards made under any such plan or program will not be charged against the aggregate number of shares of stock available for grant under this Plan, unless otherwise determined by the DSB.
          11. The expenses of administering this Plan will be borne by the Corporation.
          12. Full power and authority to construe, interpret, and administer this Plan is vested in the DSB. The instruments evidencing options and documentation with respect to the exercise of options, if any, will be in such form, consistent with this Plan, as may be determined by the DSB. Any person who accepts any award thereunder agrees to accept as final, conclusive, and binding all determinations of the DSB. The DSB will have the right, in the case of participants not employed in the United States, to vary from the provisions of this Plan in order to preserve the features of this Plan.
          13. The DSB, in its sole discretion, may, at any time, amend, modify, suspend, or terminate this Plan provided that no such action without the approval of the Board of Directors will increase the maximum number of shares for which, or with respect to which, options may be granted to employees under this Plan (except as permitted by paragraph 9), or permit the granting of options under this Plan with an option price of less than 100% of the fair market value of Delphi Stock at the time the options are granted (except as permitted in paragraphs 8 and 9 of this Plan), or permit exercise of the options unless full payment is made at the time of exercise, or extend the period during which options may be exercised, as set forth in Section 5(b).
          14. Every right of action by, or on behalf of, the Corporation or by any stockholder against any past, present, or future member of the Board of Directors, officer, or employee of the Corporation or its subsidiaries arising out of or in connection with this Plan will, irrespective of the place where action may be brought and irrespective of the place of residence of any such director, officer, or employee, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises. Any and all right of action by any employee (past, present, or future) against the Corporation arising out of or in connection with this Plan shall, irrespective of the place where an action may be brought, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises. This Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware, without giving effect to principles of conflict of laws, and construed accordingly.
          15.  This Plan shall be effective on January 1, 1999.



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